UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2011

GSI COMMERCE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, Pennsylvania	19406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-491-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

Effective as of March 29, 2011, Mark S. Menell resigned from his position on the Board of Directors (the “Board”) of GSI Commerce, Inc. (the “Company”) and from his position on the Board’s Audit and Financings and Acquisitions Committees. Mr. Menell has served as a director of the Company since April 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

March 30, 2011	By:	/s/ Michael R. Conn
Name: Michael R. Conn
Title: Executive Vice President, Finance and Chief Financial Officer